UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 1, 2005
                             ------------------
                     (Date of earliest event reported)


                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
          (Exact name of registrant as specified in its charter)



    DELAWARE                      1-11353                    13-3757370
  --------------                -----------                --------------
 (State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification
  Incorporation)                                                Number)


             358 SOUTH MAIN STREET
          BURLINGTON, NORTH CAROLINA                       27215
     ---------------------------------------              -------
     (Address of principal executive offices)            (Zip Code)

                               336-229-1127
                               ------------
             (Registrant's telephone number, including area code)

                                    N/A
                  ---------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01. Entry into a Material Definitive Agreement.

Long-Term Incentives for Executive Management

       On February 23, 2005, the Compensation Committee of the Board of Directors of the Company approved the Executive Compensation Plan for 2005 (the "Plan"). The Plan includes the granting of stock options, restricted stock and performance shares under the Company's 2000 Stock Incentive Plan.

       On March 1, 2005, the Plan was made effective and the following actions were made with respect to the long-term incentive grants (stock options grants were made pursuant to a stock option grant agreement which was previously filed with the SEC) of the Company's named officers (as defined in Regulation S-K Item 402(a)(3)) and significant awards to other Executive Officers:


                                       2005 Long-Term compensation Awards
                                 ----------------------------------------------
                                         Restricted        Performance
                                           Stock               Share
Executive Officer                       Awards($) (1)      Awards(#) (2)
-------------------------------------------------------------------------------
Thomas P. Mac Mahon
  Chairman and Chief
  Executive Officer .................   $1,929,967            120,900
Richard L. Novak
  Executive Vice President
  And Chief Operating Officer .......      633,345             39,675
Bradford T. Smith
  Executive Vice President,
  Chief Legal Officer and
  Secretary .........................      514,818             32,250
Wesley R. Elingburg
  Executive Vice President,
  Chief Financial Officer
  And Treasurer .....................      191,560             12,000
Myla P. Lai-Goldman
  Executive Vice President,
  Chief Scientific Officer
  And Medical Director ..............      402,276             24,300
David P. King
  Executive Vice President,
  Strategic Planning and
  Corporate Development .............      402,276             24,300
William B. Haas
  Executive Vice President,
  Sales and Marketing ...............      402,276             24,300

----------------
(1) The Restricted Stock Awards vest in equal one-third increments over a three year period, beginning on the first anniversary of the date of grant. These awards are valued at the date of the grant.

(2) If the performance targets, as determined by the Compensation Committee on February 23, 2005 are met, the Performance Share Awards will vest 30 days following the availability of audited financial statements for the 3-year period ending December 31, 2007. Performance targets will be based on the Company's growth in sales and in earnings per share.



ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits

       Exhibit           Description
      ---------         ---------------------------------------------
        99.1             Form of Restricted Stock Agreement
        99.2             Form of Performance Award Agreement


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         LABORATORY CORPORATION OF AMERICA HOLDINGS
                         ------------------------------------------
                                       (Registrant)

                            By:/s/ BRADFORD T. SMITH
                           --------------------------------------
                           Bradford T. Smith
                           Executive Vice President and Secretary

Date: March 7, 2005



                              EXHIBIT INDEX


       Exhibit           Description
      ---------         ---------------------------------------------
        99.1             Form of Restricted Stock Agreement
        99.2             Form of Performance Award Agreement